Fees Summary	Mar. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,494,999,948.5
Previously Paid Amount	0
Total Fee Amount	228,884.49
Total Offset Amount	0
Net Fee	$ 228,884.49